UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2025
ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Avenue,	12th Floor
Denver,	Colorado	80237
(Address of principal executive offices)		(Zip Code)

(720) 258-2130
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	MODV	The NASDAQ Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.
On May 1, 2025, each of Barbara Gutierrez, Chief Financial Officer, and Jessica Kral, Chief Information Officer, was notified that her employment with ModivCare Inc. (the “Company”) would be ending effective May 31, 2025. Mses. Gutierrez’s and Kral’s departures are not the result of any dispute or disagreement with the Company, the Company’s management or the Board of Directors of the Company (the “Board”) on any matter relating to the Company’s operations, policies or practices. Each of Ms. Gutierrez and Ms. Kral will be entitled to severance compensation pursuant to the terms of the Company’s executive severance policy and their respective offer letters with the Company, each as previously disclosed by the Company, in exchange for entering into a separation agreement and general release of claims with the Company.

Effective upon Ms. Gutierrez’s departure on May 31, 2025, L. Heath Sampson, the Company’s Chief Executive Officer, will assume the role of the Company’s principal financial officer.

Mr. Sampson’s biography is set forth under the heading “Proposal One: Election of Directors—Director Nominees” in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 30, 2025, which information is incorporated herein by reference. There are no family relationships between Mr. Sampson and any director or executive officer of the Company, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On May 5, 2025, the Company issued a press release announcing the leadership changes described herein, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 5, 2025.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ModivCare Inc.

Date: May 5, 2025	By:	/s/ Faisal Khan
	Name:	Faisal Khan
	Title:	Senior Vice President, General Counsel and Secretary